Exhibit 99.1

FB Financial Announces Closing of Merger with Southern States Bancshares, Inc.

Company Release - 07/01/2025

FB Financial also announces the appointment of J. Henry Smith IV to its board of directors

NASHVILLE, Tenn.--(BUSINESS WIRE)-- FB Financial Corporation (“FB Financial”) (NYSE: FBK), the parent company of FirstBank, announced today that it has completed its merger with Southern States Bancshares, Inc. (“Southern States”) (Nasdaq: SSBK), the parent company of Southern States Bank.

Shares of Southern States ceased trading after the market closed on June 30, 2025. Pursuant to the terms of the merger agreement, Southern States’ shareholders received 0.800 shares of FB Financial common stock for each share of Southern States stock. Based on FB Financial’s closing stock price of $45.30 per share as of June 30, 2025, the implied transaction value is approximately $36.24 per Southern States share, or $368.4 million, in total.

“Today marks a significant milestone in the histories of our two companies,” said Christopher T. Holmes, President and CEO of FB Financial. “We are excited about joining forces with Southern States and look forward to continuing their history of exemplary service in their communities. We are confident that this combination will deliver long-term value for our customers, associates, shareholders, and communities.”

As of March 31, 2025, Southern States reported total assets of $2.9 billion, loans of $2.3 billion, and deposits of $2.4 billion, and FB Financial reported total assets of $13.1 billion, loans of $9.9 billion, and deposits of $11.2 billion.

FB Financial also announced today the appointment of J. Henry (“Hank”) Smith IV to its board of directors effective immediately. Mr. Smith served on the board of directors of Southern States and Southern States Bank. For over 20 years, Mr. Smith has served as President of Interstate Sheet Metal Company, a sheet metal contractor specializing in public works projects and other large contract projects throughout Alabama. Mr. Smith holds a Bachelor of Arts degree from Vanderbilt University.

“We are thrilled to have Hank Smith join our board,” Holmes noted. “His extensive business management experience and bank governance experience will serve FB Financial well as we grow and expand our footprint.”

FB Financial intends to release its 2025 second quarter results of operations on Monday, July 14, 2025, after the close of market trading. FB Financial will host a conference call at 8:00 a.m. Central Time on Tuesday, July 15, 2025, to discuss its second quarter results of operations. For investors or analysts who want to attend the call, the dial-in number is 877-883-0383, confirmation code 4376121. A telephonic replay will be available approximately two hours after the call through July 22, 2025, by dialing 877-344-7529 and entering confirmation code 1412332. In addition, a live webcast of FB Financial’s conference call will begin at 8:00 a.m. Central Time on Tuesday, July 15, 2025, and will be available via this link. An online replay will be available for 12 months following the conclusion of the call.

Keefe, Bruyette, & Woods, Inc. served as financial advisor to FB Financial, and Alston & Bird LLP served as legal advisor. Performance Trust Capital Partners, LLC served as financial advisor to Southern States, and Jones Walker LLP served as legal advisor.

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, in Tennessee, Alabama, Kentucky, and Georgia. Including the impact of today’s merger, FB Financial now operates 93 full-service bank branches across its footprint and has approximately $16 billion of total assets.

Cautionary Note Regarding Forward Looking Statements

Certain statements by FB Financial contained in this press release that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding FB Financial’s future plans, results, strategies, and expectations, including expectations around changing economic markets and statements regarding the merger of Southern States with FB Financial (the “Merger”) and expectations with regard to the benefits of the Merger. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which FB Financial operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on FB Financial’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of FB Financial’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) risks associated with the Merger, including (a) the risk that the cost savings and any revenue synergies from the Merger is less than or different from expectations, (b) disruption from the Merger with customer, supplier, or employee relationships, (c) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (d) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (e) the diversion of management time on merger-related issues, (f) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Merger, (g) the risk of expansion into new geographic or product markets, (h) reputational risk and the reaction of the parties’ customers to the Merger, (i) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, and (j) the risk of potential litigation or regulatory action related to the Merger, (7) FB Financial’s ability to identify potential candidates for, consummate, and achieve synergies from, other potential future acquisitions, (8) FB Financial’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (9) FB Financial’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the effectiveness of FB Financial’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (12) FB Financial’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (13) the impact, extent and timing of technological changes, (14) concentrations of credit or deposit exposure, (15) the impact of natural disasters, pandemics, acts of war or terrorism, or other catastrophic events, (16) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and/or (17) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any of FB Financial’s subsequent filings with the Securities and Exchange Commission (“SEC”). Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect FB Financial. FB Financial qualifies all forward-looking statements by these cautionary statements.

MEDIA CONTACT:
Keith Hancock
404-310-2368
keith.hancock@firstbankonline.com
www.firstbankonline.com

FINANCIAL CONTACT:
Michael M. Mettee
615-435-0952
mmettee@firstbankonline.com
investorrelations@firstbankonline.com